UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2015

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director Gail K. Boudreaux

On June 17, 2015, the Board of Directors (the “Board”) of Novavax, Inc. (the “Company”) appointed Gail K. Boudreaux to fill an existing vacancy in the Company’s Board. Ms. Boudreaux will serve as a Class III director and her term will expire at the Company’s 2016 annual meeting of stockholders. Ms. Boudreaux was also named to the Board’s Compensation and Nominating and Corporate Governance Committees. As compensation for her service on the Board, Ms. Boudreaux will receive an annual retainer of $40,000, as well as an additional $22,000 for her service on the Compensation and Nominating and Corporate Governance Committees. Ms. Boudreaux was also granted a stock option award of 40,000 shares of Company common stock under the Company’s 2015 Stock Incentive Plan. The Board has affirmatively determined that Ms. Boudreaux is independent and has no material direct or indirect interest in a related party transaction which requires disclosure. Ms. Boudreaux and the Company have entered into an indemnification agreement (the “Indemnification Agreement”) which will provide indemnification protection for Ms. Boudreaux in connection with her service as a director of the Company. The Indemnification Agreement is substantially similar to the form filed as Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 16, 2010 and incorporated herein by reference.

On June 18, 2015, the Company issued a press release announcing Ms. Boudreaux’ appointment to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on June 18, 2015. Only stockholders of record as of April 20, 2015 (the “Record Date”) were entitled to vote at the annual meeting. As of the Record Date, there were 267,967,249 shares outstanding and entitled to vote at the annual meeting, of which 232,226,586 shares were represented by proxy, constituting a quorum on all matters voted upon. The stockholders voted on the following matters:

Proposal 1: Stockholders elected the following Class II nominees for director, each to serve until the 2018 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Richard H. Douglas, Ph.D.	162,768,165	871,625	68,586,796
Gary C. Evans	98,487,322	65,152,468	68,586,796

Proposal 2: Stockholders approved the Company’s Second Amended and Restated Certificate of Incorporation which increases the total number of authorized shares of the Company’s common stock, $0.01 par value from 300,000,000 shares to 600,000,000 shares:

For	Against	Abstaining	Broker Non-Votes
213,052,505	16,996,651	2,177,430	—

Proposal 3: While a majority of the votes cast at the Annual Meeting of Stockholders were cast in favor of the proposal to Amend and Restate the Company’s By-Laws to adopt a forum selection clause, the proposal was not approved by a majority of the shares outstanding:

For	Against	Abstaining	Broker Non-Votes
107,385,015	55,595,427	659,348	68,586,796

Proposal 4: Stockholders approved the Novavax, Inc. 2015 Stock Incentive Plan:

For	Against	Abstaining	Broker Non-Votes
159,368,608	3,739,286	531,896	68,586,796

Proposal 5: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

For	Against	Abstaining	Broker Non-Votes
230,992,903	891,301	342,382	—

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.19	Form of Indemnity Agreement, as of January 1, 2010 (incorporated by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 16, 2010).

99.1	Press release, dated June 18, 2015, regarding the appointment of Gail K. Boudreaux to the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc. (Registrant)

Date: June 19, 2015	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.19	Form of Indemnity Agreement, as of January 1, 2010 (incorporated by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 16, 2010).

99.1	Press release, dated June 18, 2015, regarding the appointment of Gail K. Boudreaux to the Company’s Board of Directors.